 [HUBBELL LOGO]


         Date:             April 22, 2003                     NEWS RELEASE

         For Release:      IMMEDIATELY
--------------------------------------------------------------------------------
                                                    Hubbell Incorporated
                                                    584 Derby-Milford Road
                                                    P. O. Box 549
                                                    Orange, CT  06477
                                                    203-799-4100

                           Contact:         Thomas R. Conlin




                      HUBBELL REPORTS FIRST QUARTER RESULTS
                      -------------------------------------



ORANGE, CT. (April 22, 2003) -- Hubbell Incorporated (NYSE: HUBA, HUBB) today reported its results of operations for the first quarter ended March 31, 2003.

Sales for the quarter were $419.4 million or a 39% increase over sales of $301.7 million reported for the corresponding period of 2002. Net income was $21.7 million and diluted earnings per share were $ .36 as compared to a loss of $5.9 million or $ .10, respectively. The first quarter of 2002 included a charge of $25.4 million or $.43 per diluted share for goodwill impairment under FAS 142 which was recorded as the cumulative effect of a change in accounting principle.

Profitability for the periods were impacted by:

             * In the first quarter 2003, expenses of $1.1 million, pre-tax, under the Company's previously announced restructuring of Hubbell Lighting, Inc.

             * In the first quarter 2002, a benefit of $0.7 million, pre-tax, from the net of a gain on the sale of a business and special charge expenses.

Also included in current results were contributions from recent acquisitions: Hawke Limited completed in March, 2002, LCA Group, Inc., the domestic lighting division of U.S. Industries, Inc., completed in April, 2002, and the assets of the pole line hardware business of Cooper Power Systems, Inc., completed in November, 2002.

OPERATIONS REVIEW

"Activity in the U.S. economy was significantly slower in each successive month of the first quarter," said Timothy H. Powers, President and Chief Executive Officer "with concerns leading up to the conflict with Iraq causing our customers to delay decisions to proceed on many commercial projects. Despite overall markets turning down, a positive comparison year-over-year was gained in earnings per share."

"We believe that these economic difficulties are temporary. Productivity improvements within the Company are continuous. Restructuring of Hubbell Lighting is on schedule and on budget. Our lean manufacturing initiatives are achieving their goals with eighteen major locations now participating. Our acquisition program has broadened our market diversification. And, we are continuing our successful focus on working capital efficiency with further reductions in inventories and receivables targeted in 2003."

SEGMENT REVIEW

Slowing demand in many industrial and utility markets negatively impacted overall results for each of the Company's three business segments. Contributions from acquisitions, strength in specialty markets, and internal profitability improvements benefited results.

Sales for the Electrical Segment rose by 62% and operating profit by 43%. The expansion of Hubbell Lighting, Inc., by acquisition was the primary contributor to the higher results with Progress Lighting, the nation's leading supplier of decorative residential and light commercial decorative lighting, reporting strong results. Other operating units within the segment also reported positive year-over-year sales comparisons including Hubbell's wiring device business and the Raco/Bell operations. These joined the Killark and Chalmit units in forging higher operating profit margins through continuing internal improvements.

Hubbell's Power Systems Segment reported a 2% decrease in sales with operating profit 10% lower due to $0.7 million of start-up costs incurred to integrate the newly acquired pole line hardware assets. The segment continues to contend with depressed demand throughout the utility industry. Utilities are continuing to react to uncertainties in the U.S. and the global economy as plant utilization rates remain stagnant at best, and major projects have been delayed or postponed. Liquidity constraints affecting many of the segment's utility customers are forcing reduced capital expenditures. Even utilities in a strong operating position are reducing current investment in favor of cash conservation for potential acquisition of generating or transmission assets which may be sold by distressed companies.

The Industrial Technology Segment reported a modest sales increase and higher operating profits. The GAI-Tronics unit made the primary contribution with strong sales and profit gains. This business continues to benefit from its leading share in the global market for specialty communications equipment and the emphasis on security and safety which GAI-Tronics product technology provides. With more than half of the segment's revenues generated by customers in the depressed industrial and high voltage instrumentation sectors, the segment's improving profitability reflects continuing success in sizing operations for market realities.

SUMMARY AND OUTLOOK

"The current slow pace of business overall in the first quarter is likely to continue for the near-term," Powers said. "Even with an emerging resolution of the situation in Iraq, conditions in utility, telecommunications, and many commercial construction markets remain unsettled. Looking ahead, no catalyst for an upturn in our markets in 2003 is apparent which makes forecasting even more difficult than usual. Nonetheless, our continuing success in achieving internal improvements through Hubbell's multiple initiatives is a powerful advantage. The economic environment will, in time, improve. Right now we continue to focus on the Hubbell hallmarks of responsive actions, cost containment, and building future potential."

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include: achieving sales levels to fulfill revenue expectations; unexpected costs or charges, certain of which may be outside the control of the Company; general economic and business conditions; and competition.

Hubbell Incorporated is an international manufacturer of quality electrical and electronic products for commercial, industrial, residential, utility, and telecommunications markets. With 2002 revenues of $1.6 billion, Hubbell Incorporated operates manufacturing facilities in North America, Puerto Rico, Mexico, Italy, Switzerland, and the United Kingdom, participates in a joint venture in Taiwan, and maintains sales offices in Singapore, Hong Kong, South Korea, People's Republic of China, and the Middle East. The corporate headquarters is located in Orange, CT.


                                    # # # # #

                       (Financial Schedules are Attached.)

                              HUBBELL INCORPORATED
                       CONSOLIDATED STATEMENT OF EARNINGS
                 (in millions, except per share data) unaudited

                                                                               THREE MONTHS ENDED
                                                                                     MARCH 31
                                                                      2003              %           2002               %
                                                                 ---------------    --------    --------------     -------


Net Sales                                                        $        419.4       100.0     $       301.7       100.0
Cost of goods sold                                                        309.7        73.8             225.3        74.7
                                                                 ---------------    --------    --------------     -------

Gross Profit                                                              109.7        26.2              76.4        25.3

Selling & administrative  expenses                                         74.8        17.8              50.8        16.8
Special charge                                                              1.1                           0.7
Gain on sale of business                                                     --                          (1.4)
                                                                 ---------------                --------------
Total Operating Income                                                     33.8         8.1              26.3         8.7

Investment income                                                           1.0                           1.3
Interest expense                                                           (5.2)                         (2.2)
Other income (expense), net                                                (0.3)                         (0.1)
                                                                 ---------------                --------------
Total Other Income (Expense)                                               (4.5)       (1.1)             (1.0)       (0.3)

Income Before Income Taxes

and Accounting Change                                                      29.3         7.0              25.3         8.4

Provision for income taxes                                                  7.6                           5.8
                                                                 ---------------                --------------
Income Before Effect of

Accounting Change                                                          21.7         5.2              19.5         6.5
                                                                 ---------------                --------------
Effect of Accounting Change

Net of Tax (SFAS 142)                                                        --                         (25.4)
                                                                 ---------------                --------------
NET INCOME (LOSS)                                                $         21.7         5.2     $        (5.9)       (2.0)
                                                                 ===============                ==============
Earnings (loss) per share after                                           $0.37                        ($0.10)
   accounting change - basic

Earnings (loss) per share after                                           $0.36                        ($0.10)
   accounting change - diluted

                              HUBBELL INCORPORATED
                       CONSOLIDATED STATEMENT OF EARNINGS
                 (in millions, except per share data) unaudited


                                                    THREE MONTHS ENDED
                                                         MARCH 31
                                                  2003              2002
                                                ----------       ----------
Net Sales

     Electrical                                 $    312.1       $    193.1
     Power                                            79.0             80.4
     Industrial Technology                            28.3             28.2
                                                ----------       ----------
          Total Net Sales                       $    419.4       $    301.7
                                                ==========       ==========
Operating Income (Loss)
     Electrical                                 $     26.8       $     17.2
     Special charge, net                              (1.1)            (0.6)
     Gain on sale of business                           --              1.4
                                                ----------       ----------
        Total Electrical                              25.7             18.0
     Power                                             6.4              7.2
     Special charge, net                                --             (0.1)
                                                ----------       ----------
        Total Power                                    6.4              7.1
        Industrial Technology                          1.7              1.2
                                                ----------       ----------
          Total Operating Income (Loss)               33.8             26.3
                                                ----------       ----------
Other income (expense), net                           (4.5)            (1.0)
                                                ----------       ----------
Income Before Income Taxes

and Accounting Change                                 29.3             25.3

Provision for income taxes                             7.6              5.8
                                                ----------       ----------
Income Before Effect of

Accounting Change                                     21.7             19.5
                                                ----------       ----------
Effect of Accounting Change

Net of Tax (SFAS 142)                                   --            (25.4)
                                                ----------       ----------
NET INCOME (LOSS)                               $     21.7       $     (5.9)
                                                ==========       ==========
Earnings (loss) per share after accounting      $     0.37       ($    0.10)
   change - basic

Earnings (loss) per share after accounting      $     0.36       ($    0.10)
   change - diluted

                              HUBBELL INCORPORATED
                           CONSOLIDATED BALANCE SHEET
                                  (in millions)

                                                      (UNAUDITED)
                                                        MAR 2003            DEC 2002
                                                      -----------         -----------
 ASSETS

Cash and temporary cash investments                   $      54.9         $      40.0
Short-term investments                                       15.0                15.0
Accounts receivable (net)                                   233.3               221.2
Inventories                                                 254.5               258.0
Deferred taxes and other                                     57.1                62.1
                                                      -----------         -----------
CURRENT ASSETS                                              614.8               596.3

Property, plant and equipment (net)                         312.0               320.6
Investments                                                  75.3                76.5
Goodwill                                                    317.5               314.6
Intangible assets and other                                  99.7               102.3
                                                      -----------         -----------
TOTAL ASSETS                                          $   1,419.3         $   1,410.3
                                                      ===========         ===========
LIABILITIES AND SHAREHOLDERS' EQUITY

Commercial paper and notes                            $        --         $        --
Accounts payable                                             88.0                86.2
Accrued salaries, wages and employee benefits                40.3                39.8
Accrued income taxes                                         32.9                25.5
Dividends payable                                            19.5                19.5
Other accrued liabilities                                    79.3                83.7
                                                      -----------         -----------
CURRENT LIABILITIES                                         260.0               254.7

Long-term debt                                              298.7               298.7
Other non-current liabilities                               111.8               112.7
                                                      -----------         -----------
TOTAL LIABILITIES                                           670.5               666.1

SHAREHOLDERS' EQUITY                                        748.8               744.2
                                                      -----------         -----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY              $   1,419.3         $   1,410.3
                                                      ===========         ===========